Exhibit 10.1 Super Micro Computer, Inc. 980 Rock Avenue San Jose, CA 95131 February 12, 2025 [Name of Dealer] (“Dealer”) [Address of Dealer] Re: Capped Call Transactions Dear Sir: Reference is made hereby to (a) that certain written confirmation dated as of February 22, 2024 (the “Base Call Option Confirmation”) setting forth the terms and conditions of the Base Capped Call Transaction referred to therein (the “Base Call Option Transaction”) and (b) that certain written confirmation dated as of February 23, 2024 (the “Additional Call Option Confirmation”, and together with the Base Call Option Confirmation, each a “Confirmation” and collectively the “Confirmations”) setting forth the terms and conditions of the Additional Capped Call Transaction referred to therein (the “Additional Capped Call Transaction”, and together with the Base Call Option Transaction, each a “Transaction” and collectively the “Transactions”), in each case, between Dealer and Super Micro Computer, Inc., a Delaware corporation (“Counterparty”). Each Confirmation supplements, forms a part of and is subject to the Agreement referred to in such Confirmation. Certain provisions set forth in each Confirmation were previously adjusted as set forth in a notice dated October [__], 2024 from [Counterparty to Dealer][Dealer to Counterparty]. Counterparty proposes, among other things, to amend certain terms of the certain Convertible Notes referred to (and as defined in) the Confirmations (collectively, the “Convertible Notes Transactions”). In consideration of the foregoing and the mutual agreements contained in this amendment agreement (this “Amendment”), the parties agree as follows: 1. Amendments to each Confirmation. Upon execution of this Amendment by both parties, Dealer and Counterparty agree that, as of the date of this Amendment, each Confirmation is amended as follows: (a) the number “7.4550” appearing opposite the caption “Option Entitlement” shall be deleted and the result of the following formula (rounded to four decimal places) shall be substituted therefor: the greater of (i) the result of (x) 1,000 divided by (y) 105% above the Observed Price and (ii) 7.4550; (b) the amount “USD134.1382” set forth opposite the caption “Strike Price” shall be deleted and the result of the following formula (rounded to four decimal places)

23 shall be substituted therefor: the lesser of (i) 105% above the Observed Price and (ii) USD134.1382; (c) the amount “USD195.1040” set forth opposite the caption “Cap Price” shall be deleted and the result of the following formula (rounded to four decimal places) shall be substituted therefor: the Cap Premium (where the Cap Premium is the percentage set forth in the table below corresponding to the Reference Price in the table below equal to the Observed Price) above the Reference Price in the table below equal to the Observed Price: Reference Price (USD) 35.00 37.50 40.00 42.50 45.00 47.50 50.00 Cap Premium (%) 123.20% 125.75% 130.50% 133.50% 136.50% 140.00% 144.50% If the Observed Price is between two Reference Prices in the table above, then the Cap Premium shall be determined through the use of straight-line (linear) interpolation of the Cap Premiums in the table above corresponding to the two Reference Prices in the table above that are immediately above and below the Observed Price. If the Observed Price is greater than USD50.00 or less than USD35.00, then the parties hereto shall negotiate in good faith and acting in a commercially reasonable manner to determine the Cap Premium. As used herein, “Observed Price” means the volume-weighted average price of Counterparty’s common stock (“Common Stock”) (as defined on Bloomberg page “SMCI <EQUITY> AQR” (or, if such page is not available, its equivalent successor page) from 9:30AM ET to 16:00PM ET (“VWAP”) as of the date of this Amendment; provided that (i) VWAP will be determined without regard to after- hours trading or any other trading outside of the regular trading session) and (ii) if such date is not a VWAP Trading Day, then the parties hereto shall negotiate in good faith and acting in a commercially reasonable manner to determine the Observed Price; and (d) for purposes of Clause 9(i)(iii) of each Confirmation, Dealer hereby consents to the modifications to the Convertible Notes and the Indenture being effected pursuant to the amended and restated indenture to be dated as of February 20, 2025. As used herein, “VWAP Trading Day” means a day on which (A) there is no VWAP Market Disruption Event; and (B) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. As used herein, “VWAP Market Disruption Event” means, with respect to any date, (A) the failure by the principal U.S. national or regional securities exchange on which the Common Stock is then listed, or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, the principal other market on which the Common Stock is then traded, to open for trading during its regular trading session on such date; or (B) the occurrence or existence, for more than one half hour period in the aggregate, of any

33 suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock, and such suspension or limitation occurs or exists at any time before 1:00 p.m., New York City time, on such date. 2. Representations. Each party represents to the other party that all representations made in each Confirmation and the Agreement by such party are true and accurate as of the date of this Amendment and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment. 3. Agreement Continuation; Entire Agreement. Upon execution and delivery of this Amendment, each Confirmation shall be modified and amended in accordance with the terms herein, and shall continue in full force and effect. The terms and conditions of each Confirmation as amended by this Amendment constitute the entire agreement and understanding of the parties with respect to its subject matter and supersede all oral communications and prior writings with respect thereto. In the case of conflict, the provisions of this Amendment will control. 4. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of New York, without reference to choice of law principles that would result in the application of the law of another jurisdiction. 5. [Insert any Dealer boilerplate] [Signature Page Follows.]